UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 18, 2003
                                                        ----------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)



        California                    0-14843             33-0033759
----------------------------       -------------       -----------------
(State or other jurisdiction        (Commission        (I.R.S. Employer
     of incorporation)              File Number)       Identification No.)



         7321 Lincoln Way, Garden Grove, California               92641
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (714) 898-0007
                                                      -------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)


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Item 5.   Other Events and Regulation FD Disclosure

          Ted Bruce Departs as DPAC CEO; Director Kim Early Hired as Interim CEO

          The Company issued a news release which is attached hereto as Exhibit
          99.1 and incorporated by this reference into this Item.

          The Company and Mr. Bruce have entered into a departure agreement attached hereto as Exhibit 10.xx and incorporated herein by this reference under which the Company has agreed to treat Mr. Bruce's employment as being terminated by the Company without cause.

Under Mr. Bruce's employment agreement, he will continue to receive the following benefits through June 7, 2006: (1) his current salary of $300,000 per year; (2) his current benefits including an automobile allowance, health and disability insurance and other benefits at a cost estimated by us to be approximately $1500 per month currently, and (3) accelerated, immediate vesting and continued exercisability despite termination of his previously granted stock options for their life according to their terms as if no termination had taken place on account of his resignation. Mr. Bruce holds options to acquire 855,800 shares of our common stock at exercise prices of between $1.03 and $7.31, the weighted average being approximately $3.09. The continued exercisability of these options will not be affected by his departure, although absent our mutual agreement, a resignation would diminish the benefits substantially. The Company will also provide Mr. Bruce with executive-level out-placement services at the out-placement provider of his reasonable choice. It is hard to estimate this cost. Mr. Bruce may be employed elsewhere tomorrow. We have not yet been informed which such service would be preferable to Mr. Bruce.


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

          10.6 Employment Agreement dated June 7, 2001 between Dense-Pac Microsystems, Inc. and Edward G. Bruce.

          10.7 Departure Agreement dated December 18, 2003 between DPAC Technologies Corp. and Edward G. Bruce.

          99.1 News Release dated December 18, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DPAC TECHNOLOGIES CORP.
                                                (Registrant)



Date:    December 18, 2003                  By: /s/ Richard Dadamo
-----------------------                     -----------------------------
                                            Richard Dadamo,
                                            Chairman of the Board of Directors




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                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
-----------      -----------

   10.6 Employment Agreement dated June 7, 2001 between Dense-Pac Microsystems, Inc. and Edward G. Bruce.

   10.7 Departure Agreement dated December 18, 2003 between DPAC Technologies Corp. and Edward G. Bruce.

   99.1          News Release dated December 18, 2003





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